        Exhibit 99.1
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2026-3, and Wells Fargo Securities, LLC:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) retail installment contracts (the “Consumer Loans”) as of September 30, 2026 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2026-3’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed and our findings are as follows:
1.The Company provided an electronic file (the “Data File”) with information for certain Consumer Loans included in the Securitization Transaction, which the Company represented was as of the close of business on September 30, 2026.
2.Grant Thornton selected one hundred Consumer Loans on a random basis from the Data File. The sample of Consumer Loans are listed in Exhibit A. For each of the selected Consumer Loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and compared the Vehicle Identification Number (“VIN”) on the Consumer Loan to the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable). For instances where consumers changed their address subsequent to the origination of their Consumer Loan, we compared the state to other Company records.
a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compare the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)

We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our agreed-upon procedures engagement.
This report is intended solely for the information and use of Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
November 6, 2026

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXXX2298	35	XXXXX4245	69	XXXXX4706
2	XXXXX1329	36	XXXXX5248	70	XXXXX3679
3	XXXXX5970	37	XXXXX1747	71	XXXXX8116
4	XXXXX6414	38	XXXXX7839	72	XXXXX2546
5	XXXXX2632	39	XXXXX1641	73	XXXXX5430
6	XXXXX7361	40	XXXXX3050	74	XXXXX6921
7	XXXXX5798	41	XXXXX6215	75	XXXXX7735
8	XXXXX7296	42	XXXXX5835	76	XXXXX8496
9	XXXXX6349	43	XXXXX0624	77	XXXXX5838
10	XXXXX1872	44	XXXXX5160	78	XXXXX2556
11	XXXXX1369	45	XXXXX6219	79	XXXXX4109
12	XXXXX2648	46	XXXXX6892	80	XXXXX7846
13	XXXXX8227	47	XXXXX2753	81	XXXXX0254
14	XXXXX4564	48	XXXXX6231	82	XXXXX4680
15	XXXXX1462	49	XXXXX3850	83	XXXXX9941
16	XXXXX4708	50	XXXXX4869	84	XXXXX4207
17	XXXXX1661	51	XXXXX2176	85	XXXXX8836
18	XXXXX4722	52	XXXXX9967	86	XXXXX2419
19	XXXXX6518	53	XXXXX6343	87	XXXXX6981
20	XXXXX3480	54	XXXXX7645	88	XXXXX0376
21	XXXXX5369	55	XXXXX4919	89	XXXXX9358
22	XXXXX4094	56	XXXXX8743	90	XXXXX3851
23	XXXXX9252	57	XXXXX3004	91	XXXXX3831
24	XXXXX7827	58	XXXXX6118	92	XXXXX5890
25	XXXXX4894	59	XXXXX3634	93	XXXXX9459
26	XXXXX7951	60	XXXXX7249	94	XXXXX4849
27	XXXXX5942	61	XXXXX2564	95	XXXXX7331
28	XXXXX9695	62	XXXXX1670	96	XXXXX6269
29	XXXXX4255	63	XXXXX4406	97	XXXXX4985
30	XXXXX7161	64	XXXXX9092	98	XXXXX6235
31	XXXXX6228	65	XXXXX9708	99	XXXXX3713
32	XXXXX2627	66	XXXXX5839	100	XXXXX5374
33	XXXXX3015	67	XXXXX2756
34	XXXXX3334	68	XXXXX7718